                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             --------------------

                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                             --------------------

      Date of Report (Date of earliest event reported): September 1, 1998



                             VOXCOM HOLDINGS, INC.
                      ----------------------------------
             (Exact name of registrant as specified in its charter)



         Nevada                      0-24273                     75-27155335
------------------------      ---------------------          ------------------
(State of incorporation)      (Commission File No.)             (IRS Employer
                                                             Identification No.)


           8115 PRESTON ROAD, EIGHTH FLOOR EAST, DALLAS, TEXAS 75225
      ------------------------------------------------------------------
          (Address of principal execute offices, including zip code)


                                 (214)691-0055
                       ---------------------------------
             (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
----------------------------------------------

         On September 30, 1998, the Company sold all of the outstanding Common Stock of The Home Business Group, Inc. to its founders, Kim Crowther and Brian Jensen, in exchange for the cancellation of 200,000 shares of the Company's Common Stock owned by them. The sale was made in order to concentrate the efforts of the Home Based Business Segment to the specialty printing part of the business and to divest the seminar business operated by HBG. As a result, AmeraPress will be free to market its printing services to other direct and multi-level marketing companies in addition to HBG. The Company expects to record income in the first quarter of fiscal 1999 in the approximate amount of $800,000, representing the excess of the estimated gain on sale over estimated operating losses for the quarter.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------

(a)  Not applicable

(b)  Pro forma financial information for the sale of HBG is attached.


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


October 10, 1998

                                VOXCOM HOLDINGS, INC.


                                   /s/ Donald G. McLellan
                                --------------------------------------
                                Donald G. McLellan, President

               Unaudited Pro Forma Condensed Financial Statements

                     June 30, 1998 and the year then ended



The following unaudited pro forma condensed financial statements give effect to the disposition of Home Business Group, Inc. (HBG) as if it had been consummated
(1) on June 30, 1998, in the case of the pro forma balance sheet and (2) on October 1, 1997 (the date the Company acquired HBG) in the case of the pro forma statement of operations. The sale of HBG and the related adjustments are described in the accompanying notes. In the opinion of management, all adjustments have been made that are necessary to present fairly the pro forma data.

The unaudited pro forma financial statements are presented for illustrative purposes only and are not necessarily indicative of future operating results or financial position of the Company. These pro forma financial statements should be read in conjunction with the historical financial statements of the Company included elsewhere herein.

                  Unaudited Pro Forma Condensed Balance Sheet

                                 June 30, 1998



                                     ASSETS


                                            Voxcom          Pro forma
                                        Holdings, Inc.     adjustments     Pro forma
                                        ---------------   ------------    -----------
                                                             (Note B)

Cash and cash equivalents                 $1,827,302      $  (73,906)(1)  $1,753,396
Accounts receivable                          398,720        (120,864)(1)     277,856
Inventories                                  762,100          (9,633)(1)     752,467
Prepaid expenses                             374,425        (262,386)(1)     112,039
Property assets, net                         849,030        (220,899)(1)     628,131
Other assets                               1,784,374         (63,643)(1)   1,560,731
                                                            (160,000)(2)
                                          ----------      ----------      ----------

    Total assets                          $5,995,951       $(911,331)     $5,084,620
                                          ==========      ==========      ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current maturities of notes payable       $   37,076      $        -      $   37,076
Accounts payable                           1,542,184        (897,221)(1)     644,963
Accrued expenses                           1,242,933        (800,942)(1)     441,991
Long-term debt                               418,469               -         418,469
                                          ----------      ----------      ----------

    Total liabilities                      3,240,662      (1,698,163)      1,542,499

Treasury stock                                     -        (210,000)(2)    (210,000)
Stockholders' equity                       2,755,289         946,832 (1)   3,752,121
                                                             210,000 (2)
                                                            (160,000)(2)
                                          ----------      ----------      ----------

    Total liabilities and stockholders'
    equity                                $5,995,951      $ (911,331)     $5,084,620
                                          ==========      ==========      ==========

             Unaudited Pro Forma Condensed Statement of Operations

                            Year ended June 30, 1998

                                                               Voxcom          Pro forma
                                                           Holdings, Inc.     adjustments       Pro forma
                                                           --------------    ------------      -----------
                                                                                (Note B)
Net sales                                                    $21,255,098      $(8,174,984)(3)  $13,080,114
Cost of sales                                                  2,621,075         (308,911)(3)    2,312,164
                                                             -----------      -----------      -----------

  Gross profit                                                18,634,023       (7,866,073)      10,767,950

Selling, general and administrative expenses                  19,636,213       (8,969,515)(3)   10,666,698
                                                             -----------      -----------      -----------

  Operating profit (loss)                                     (1,002,190)       1,103,442          101,252

Interest expense                                                 148,975                -          148,975
                                                             -----------      -----------      -----------

  Loss before income taxes                                    (1,151,165)       1,103,442          (47,723)

Income tax benefit                                               (52,258)          35,258 (3)      (17,000)
                                                             -----------      -----------      -----------

  Net loss                                                   $(1,098,907)     $ 1,068,184      $   (30,723)
                                                             ===========      ===========      ===========

          Notes to Unaudited Pro Forma Condensed Financial Statements

                     June 30, 1998 and the year then ended



NOTE A - SALE OF HOME BUSINESS GROUP, INC.

 Effective October 1, 1997, Home Business Group, Inc., a subsidiary of the Company, acquired the assets and liabilities of a home-based business seminar company. Effective September 30, 1997, the Company sold the common stock of Home Business Group, Inc. for 200,000 shares of the Company's common stock. In connection with the sale, a noncompetition agreement between the Company and management of the purchaser was cancelled.


NOTE B - PRO FORMA ADJUSTMENTS

 The accompanying pro forma financial statements reflect the following pro forma adjustments:

 (1)  To eliminate the assets and liabilities of Home Business Group, Inc.,

 (2) To reflect consideration received of $210,000 and write-off of noncompetition agreement in the amount of $160,000, and

 (3)  To eliminate the income and expenses of Home Business Group, Inc.